WARRANT EXERCISE AGREEMENT

      This Warrant Exercise Agreement (this "Agreement") is dated as of April 30, 2007, among Rand Logistics, Inc., a Delaware corporation (the "Company"), and the warrant holders listed on Schedule 1 hereto (each, a "Warrant Holder" and collectively, the "Warrant Holders").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, in order to induce the Warrant Holders to exercise certain of the Company's outstanding publicly traded warrants ("Warrants") held by the Warrant Holders as of the date of this Agreement, the Company is willing to waive receipt of $0.50 of the exercise price of such Warrants, thereby effectively reducing the exercise price of the warrants from $5.00 to $4.50.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Warrant Holders agree as follows:

                                   ARTICLE I.
                              EXERCISE OF WARRANTS

      1.1 Promptly following execution of this Agreement, but in no event later than 4:00 p.m. (New York City time) on the second business day immediately after the date hereof (such two business day period, the "Discount Exercise Period"), each Warrant Holder shall cause the number of Warrants listed opposite such Warrant Holder's name on Schedule 1 hereto (the "Subject Warrants") to be exercised in accordance with the terms and procedures for exercise provided in the Warrants.

      1.2 The Company shall direct Continental Stock Transfer & Trust Company, as warrant agent for the Warrants (a) to accept as valid, exercises of the Subject Warrants during the Discount Exercise Period at an exercise price of $4.50 provided that the exercise otherwise complies with all applicable requirements for the exercise of Warrants as provided by the terms of the Warrants and (b) subject to satisfaction of the conditions to issuance of shares of Common Stock (as defined in the Warrant) set forth in the Company's Certificate of Incorporation pertaining to citizenship of holders of Common Stock, to issue one shares of Common Stock in respect of each Subject Warrant so exercised.

      1.3 The respective obligations of the parties set forth herein shall be subject to absence during the Discount Exercise Period of (a) any formal suspension in trading in the Common Stock, (b) any order issued by a court, arbitrator or governmental authority restraining the transactions contemplated by this Agreement, and (c) any pending proceeding challenging the transactions contemplated by this Agreement.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

      2.1 The Company hereby represents and warrants to each Warrant Holder as follows:

            (a) Authorization; Enforcement. The Company has the requisite corporate power and authority, and has taken all requisite corporate action to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) as limited by public policy.

            (b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject.

            (c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than
(i) notice to The Nasdaq Stock Market LLC, and (ii) such filings following consummation of the transactions contemplated hereunder as may be required under the Securities Exchange Act of 1934, as amended.

      2.2 Each Warrant Holder hereby, for itself and for no other Warrant Holder, represents and warrants to the Company as follows:

            (a) Organization; Authority. Such Warrant Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Warrant Holder, and the performance by such Warrant Holder of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on the part of such Warrant Holder. This Agreement has been duly executed by such Warrant Holder and constitutes the valid and legally binding obligation of such Warrant Holder, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

            (b) Warrant Holder Status. Such Warrant Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended. Such Warrant Holder, either alone or together with its representatives, has such knowledge, sophistication and


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

experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock issuable upon exercise of the Subject Warrants ("Warrant Shares") and has so evaluated the merits and risks of such investment. Such Warrant Holder is able to bear the economic risk of an investment in the Warrant Shares and is able to afford a complete loss of such investment.

            (c) Independent Investment Decision. Such Warrant Holder has independently evaluated the merits of its decision to exercise the Subject Warrants as provided in this Agreement, such decision has been independently made by such Warrant Holder and such Warrant Holder confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of the Company or its counsel.

                                  ARTICLE III.
                                  MISCELLANEOUS

      3.1 Securities Laws Disclosure. Within the time period required by the Exchange Act, the Company shall file a Form 8-K disclosing the material terms of the transactions contemplated hereby, all as required by the Exchange Act.

      3.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement.

      3.3 Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed by the waiving party or, in the case of an amendment, by the Company and the Warrant Holder or Warrant Holders adversely affected by such amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      3.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

      3.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Warrant Holders. Any Warrant Holder may assign any or all of its rights under this Agreement to any Person to whom such Warrant Holder assigns or transfers any Subject Warrants, provided such transferee agrees in writing to be bound, with respect to the transferred Subject Warrants, by the provisions hereof that apply to the "Warrant Holders."


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

      3.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      3.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement may be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      3.8 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Discount Exercise Period and the delivery of the Warrant Shares.

      3.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      3.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      3.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Warrant Holders and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of


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

obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      3.12 Independent Nature of Warrant Holders' Obligations and Rights. The obligations of each Warrant Holder under this Agreement are several and not joint with the obligations of any other Warrant Holder, and no Warrant Holder shall be responsible in any way for the performance of the obligations of any other Warrant Holder under this Agreement. The decision of each Warrant Holder to enter into this Agreement has been made by such Warrant Holder independently of any other Warrant Holder. Nothing contained herein, and no action taken by any Warrant Holder pursuant hereto, shall be deemed to constitute the Warrant Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Warrant Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Warrant Holder acknowledges that no other Warrant Holder has acted as agent for such Warrant Holder in connection with making entering into this Agreement and that no Warrant Holder will be acting as agent of such Warrant Holder in connection with monitoring its investment in the Warrant Shares or enforcing its rights under this Agreement. Each Warrant Holder shall be entitled to independently protect and enforce its rights under this Agreement, and it shall not be necessary for any other Warrant Holder to be joined as an additional party in any proceeding for such purpose.

      3.13 Acknowledgement and Waiver. Each Warrant Holder (i) understands that there may exist material non-public information concerning the business, affairs or financial condition of the Company that has not been made available to such Warrant Holder or disclosed to such Warrant Holder by the Company, and that the Company has made no representations to such Warrant Holder concerning the Company or its business, affairs, financial condition or plans or proposals,
(ii) has determined to enter into this Agreement even though such Warrant Holder does not have any such information described in clause (i) above, having made its own investment decision and not relying on the absence of any such information or any such representation from the Company, and (iii) waives any claims it may have or may hereafter possess against the Company for failure to disclose to such Warrant Holder any such material non-public information. Each Warrant Holder (i) understands that the Company is relying on the truth of such Warrant Holder's representations and agreements set forth in this Section 3.13 in agreeing to enter into this Agreement and (ii) irrevocably authorizes the Company to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

      3.14 Affect on Warrants. Each Warrant Holder acknowledges that the Company's waiver of $0.50 of the exercise price of the Warrants contemplated hereby shall be effective only during the Discount Exercise Period. Such agreement by the Company to temporarily waive a portion of the exercise price shall not constitute an amendment to the Warrant and shall not otherwise have any affect upon the terms of the Warrants. The Company reserves all of its rights under the Warrant, including the right to waive a portion of the exercise price of the Warrants, or to otherwise reduce the exercise price of the Warrants, at any time and from time to time in the future, with respect to some or all of the Warrants.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Exercise Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                         Rand Logistics, Inc.


                                         By: /s/ Laurence Levy
                                             -----------------------------------
                                             Name: Laurence Levy
                                             Title: Chairman


                                         Warrant Holders:


                                         Knott Partners, LP


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: General Partner


                                         Knott Partners Offshore Master Fund, LP


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: Investment Advisor


                                         CommonFund Hedged Equity Company


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: Investment Advisor


                                         Shoshone Partners, LP


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: Investment Advisor


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

                                         Finderne, LLC


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: Investment Advisor


                                         Good Steward Trading Company SPC


                                         By: /s/ David M. Knott
                                             -----------------------------------
                                             Name: David M. Knott
                                             Title: Investment Advisor


                                         /s/ David M. Knott
                                         ---------------------------------------
                                         Leonard & Margaret Frierman
                                             By: David M. Knott
                                             Title:  Investment Advisor


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

                                   Schedule 1

--------------------------------------------------------------------------------
              Warrant Holder                            Subject Warrants
--------------------------------------------------------------------------------
Knott Partners, LP                                          345,200

--------------------------------------------------------------------------------
Knott Partners Offshore Master Fund, LP                     600,000

--------------------------------------------------------------------------------
CommonFund Hedged Equity Company                             88,600

--------------------------------------------------------------------------------
Shoshone Partners, LP                                       441,600

--------------------------------------------------------------------------------
Finderne, LLC                                                10,200

--------------------------------------------------------------------------------
Good Steward Trading Company SPC                             17,800

--------------------------------------------------------------------------------
Leonard & Margaret Frierman                                   600

--------------------------------------------------------------------------------


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